Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
November 13, 2007

TOUCHSTONE SOFTWARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12969	95-3778226
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1538 Turnpike St., North Andover, Massachusetts	01845
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 686-6468

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On November 13, 2007 TouchStone Software Corporation, (the “Company”) announced that it has entered a strategic partnership with GIGABYTE TECHNOLOGY CO., LTD. GIGABYTE has agreed to license TouchStone Software’s device driver scan and update technology DriverAgentPRO for OEMs by embedding the web application across their worldwide websites in exchange for a revenue share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHSTONE SOFTWARE CORPORATION (Registrant)

Date: November 16, 2007	By:	/s/ Jason K. Raza
Jason K. Raza, President and CEO

EXHIBIT INDEX

Exhibit	Description

99	Press release dated November 13, 2007